Exhibit 99.1

WEBCAST: Beneficient Discusses Its Business Model of Providing

Liquidity for Investors in Alternative Assets on Sept. 19, 2023

DALLAS –– Beneficient (NASDAQ: BENF) (“Ben” or the “Company”), a technology-enabled platform providing liquidity and related trust and custody services to holders of alternative assets, announced that on Tuesday, September 19, 2023, at 4:30 p.m. EDT the Company will be hosting a webcast to discuss its compelling business fundamentals that contribute to its mission.

Register for the webcast on the investor events page of the Beneficient website.

A replay of the webcast will be available at www.trustben.com (linked here).

In the interim, please view the Company’s public filings and updated list of Frequently Asked Questions that are posted under the Investors section of the Company’s website at www.trustben.com (linked here).

About Beneficient

Beneficient (Nasdaq: BENF) – Ben, for short – is on a mission to democratize the global alternative asset investment market by providing traditionally underserved investors – mid-to-high net worth individuals and small-to-midsized institutions – with early liquidity exit solutions that could help them unlock the value in their alternative assets. Ben’s AltQuote™ tool provides customers with a range of potential liquidity exit options within minutes, while customers can log on to the AltAccess® portal to digitize their alternative assets in order to explore early exit opportunities, receive proposals for liquidity in a secure online environment, engage custodial services for the digital alternative assets and receive data analytics to better inform investment decision making.

Its subsidiary, Beneficient Fiduciary Financial, L.L.C., received its charter under the State of Kansas’ Technology-Enabled Fiduciary Financial Institution (TEFFI) Act and is subject to regulatory oversight by the Office of the State Bank Commissioner.

For more information, visit www.trustben.com or follow on LinkedIn.

Contacts

Investors:

investors@beneficient.com

Media:

Longacre Square Partners

Greg Marose / Dan Zacchei

beneficient@longacresquare.com

Forward-Looking Statements

Some of the statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are generally identified by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. These forward-looking statements reflect our views with respect to future events as of the date of this document and are based on our management’s current expectations, estimates, forecasts, projections, assumptions, beliefs and information. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. All such forward-looking statements are subject to risks and uncertainties, many of which are outside of our control, and could cause future events or results to be materially different from those stated or implied in this document. It is not possible to predict or identify all such risks. These risks include, but are not limited to, our ability to consummate liquidity transactions on terms desirable for the Company, or at all, and the risk factors that are described under the section titled “Risk Factors” in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in our SEC filings. We expressly disclaim any obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.